Execution Version

                          REGISTRATION RIGHTS AGREEMENT


     This Registration Rights Agreement (this "Agreement") is made and entered into as of December 22, 2006, by and among Quest Midstream Partners, L.P., a Delaware limited partnership (together with any successor entity thereto, the "Partnership"), and each of the investors listed on the signature pages hereto, each of which is referred to in this Agreement as an "Investor".

                                    RECITALS
                                    --------

     WHEREAS, the Partnership and the Investors are parties to the Purchase Agreement of even date herewith (the "Purchase Agreement"); and

     WHEREAS, in order to induce the Partnership to enter into the Purchase Agreement and to induce the Investors to invest funds in the Partnership pursuant to the Purchase Agreement, the Investors and the Partnership desire to enter into an agreement regarding the rights of the Investors to cause the Partnership to register Common Units of the Partnership issued to the Investors.

     NOW, THEREFORE, the parties hereby agree as follows:

1.   DEFINITIONS.
     -----------

     As used in this Agreement, the following terms shall have the following meanings:

     Agreement: As defined in the preamble.

     Affiliate: As to any specified Person, (i) any Person beneficially owning ten percent or more of the outstanding voting securities of such other Person,
(ii) any Person ten percent or more of whose outstanding voting securities are beneficially owned by such other Person, (iii) any Person directly or indirectly controlling, controlled by or under common control with such other Person, (iv) any executive officer, director, trustee or general partner of such Person and
(v) any legal entity for which such Person acts as an executive officer, director, trustee or general partner.

     Alerian: As defined in Section 2(a)(i) hereof.

     Board of Directors of the Partnership: The Board of Directors of the General Partner, as defined in the Partnership Agreement.

     Business Day: With respect to any act to be performed hereunder, each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York, New York or other applicable places where such act is to occur are authorized or obligated by applicable law, regulation or executive order to close.

     Closing Date: The date of this Agreement.


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     Commission: The Securities and Exchange Commission.

     Common Units: Limited partnership interests of the Partnership designated in the limited partnership agreement of the Partnership as Common Units.

     Controlling Person: As defined in Section 6(a) hereof.

     Effectiveness Period: As defined in Section 2(a)(i) hereof.

     End of Suspension Notice: As defined in Section 5(b) hereof.

     Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission pursuant thereto.

     Excluded Registrable Security: As defined in Section 2(a)(i) hereof.

     Failure Date: As defined in Section 2(b)(v) hereof.

     Holder: Each Investor or assignee thereof in accordance with Section 8(d) who is a record owner of any Registrable Securities.

     Indemnified Party: As defined in Section 6(c) hereof.

     Indemnifying Party: As defined in Section 6(c) hereof.

     Investor: As defined in the preamble.

     IPO: the first Underwritten Offering by the Partnership of its Common Units under the Securities Act that results in the Common Units being traded on the New York Stock Exchange or the Nasdaq Stock Market.

     IPO Registration Statement: As defined in Section 2(a)(i) hereof.

     Issuer Free Writing Prospectus: As defined in Section 4(d) hereof.

     Liabilities: As defined in Section 6(a) hereof.

     Liquidated Damages Amount: An amount equal to $0.175 per Common Unit (subject to appropriate adjustments for any subdivision or combination of Common Units after the date hereof) for each 90-day period. The Liquidated Damages Amount for any period of less than 90 days shall be prorated by multiplying the Liquidated Damages Amount to be paid in a full 90-day period by a fraction, the numerator of which is the number of days for which such liquidated damages are owed, and the denominator of which is 90.

     Liquidated Damages Cap: As defined in Section 2(b)(vi) hereof.

     Notice: As defined in Section 2(a)(i) hereof.

     Partnership: As defined in the preamble.


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

     Partnership Agreement: The Amended and Restated Agreement of Limited Partnership of the Partnership dated the date hereof.

     Person: An individual, partnership, corporation, limited liability company, trust, unincorporated organization, government or agency or political subdivision thereof, or any other legal entity.

     Piggyback Registration Statement: As defined in Section 2(c) hereof.

     Proceeding: An action, claim, suit or proceeding (including without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or, to the knowledge of the Person subject thereto, threatened.

     Prospectus: The prospectus included in any Registration Statement, including any preliminary prospectus, and all other amendments and supplements to any such prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference, if any, in such prospectus.

     Purchase Agreement: As defined in the preamble.

     Purchaser Indemnitee: As defined in Section 6(a) hereof.

     QRC Group: Quest Resource Corporation and each direct or indirect subsidiary of Quest Resource Corporation (other than the Partnership and its subsidiaries).

     Registrable Securities: The Common Units issued pursuant to the Purchase Agreement and any securities issued in respect of such Registrable Securities by reason of or in connection with any dividend, distribution, split, purchase in any rights offering or in connection with any exchange for or replacement of such Registrable Securities or any combination of securities, recapitalization, merger or consolidation, or any other equity securities issued pursuant to any other pro rata distribution with respect to the Common Units of the Partnership, until, with respect to such Registrable Security the earliest to occur of (i) the date on which it has been first registered effectively pursuant to the Securities Act and disposed of in accordance with the Registration Statement relating to it, (ii) the date on which either it is distributed to the public pursuant to Rule 144 (or any similar provision then in effect) or is eligible for sale without registration, pursuant to Rule 144(k) promulgated by the Commission pursuant to the Securities Act, in the opinion of counsel to the Partnership, or (iii) the date on which it is sold to the Partnership, any member of the QRC Group or any subsidiary of the Partnership.

     Registration Expenses: Any and all expenses incident to the performance of or compliance by the Partnership with this Agreement, including, without limitation: (i) all Commission, securities exchange, listing, inclusion and filing fees, (ii) all fees and expenses incurred in connection with compliance with international, federal or state securities or blue sky laws (including, without limitation, any registration, listing and filing fees and reasonable fees and disbursements of counsel in connection with blue sky qualification of any of the Registrable Securities and the preparation of a blue sky memorandum),
(iii) all expenses in preparing or assisting in preparing, word processing, duplicating, printing, delivering and distributing any Registration Statement, any Prospectus, any amendments or supplements thereto, any


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

underwriting agreements, securities sales agreements, certificates and any other documents relating to the performance under and compliance with this Agreement,
(iv) all fees and expenses incurred in connection with the listing or inclusion of any of the Registrable Securities on any securities exchange or inter-dealer quotation system pursuant to Section 4(a)(xi) of this Agreement, and (v) the fees and disbursements of counsel for the Partnership and of the independent public accountants of the Partnership (including, without limitation, the expenses of any special audit and "cold comfort" letters required by or incident to such performance), and (vi) all "road show" expenses; provided, however, that Registration Expenses shall exclude brokers' or underwriters' discounts and commissions, if any, fees and expenses of counsel for the Holders, and all transfer taxes relating to the sale or disposition of Registrable Securities by a Holder.

     Registration Statement: Any registration statement of the Partnership that covers the resale of Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto and all material incorporated by reference or deemed to be incorporated by reference, if any, in such registration statement.

     Rule 144: Rule 144, and any of its referenced paragraphs, promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

     Rule 158: Rule 158 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

     Rule 415: Rule 415 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

     Rule 424: Rule 424 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

     Rule 457: Rule 457 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

     S-3 Shelf Registration Statement: As defined in Section 2(a)(ii) hereof.

     Securities Act: The Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission thereunder.

     Shelf Registration Statement: As defined in Section 2(a)(i) hereof.

     Suspension Event: As defined in Section 5(b) hereof.



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

     Suspension Notice: As defined in Section 5(b) hereof.

     Swank: As defined in Section 2(a)(i) hereof.

     Underwritten Offering: A sale of securities of the Partnership to an underwriter or underwriters for reoffering to the public.

2.    REGISTRATION RIGHTS

     (a) Mandatory Shelf Registration.

          (i) At any time on or after the date that is 270 days after the Closing Date, upon the written request (a "Notice") of any of (a) Alerian Opportunity Partners IV, L.P. ("Alerian"), (b) Swank MLP Convergence Fund, LP, Swank Investment Partners, LP, The Cushing MLP Opportunity Fund I, LP and The Cushing GP Strategies Fund, LP (collectively, "Swank") or (c) the Holders of a majority of the then outstanding Registrable Securities, the Partnership shall file with the Commission as soon as reasonably practicable following the Notice (but in no event later than the date that is 90 days after the Notice) a shelf Registration Statement on Form S-1 or such other form under the Securities Act then available to the Partnership providing for the resale of any Registrable Securities pursuant to Rule 415 from time to time by the Holders (a "Shelf Registration Statement"), provided that if the Partnership is working toward the filing of a registration statement for an IPO ("IPO Registration Statement") at the time of the receipt of the Notice and the Partnership uses its commercially reasonable efforts to file and actively pursues the filing of the IPO Registration Statement with the Commission, the Partnership shall not be required to file the Shelf Registration Statement with the Commission until the Partnership files the IPO Registration Statement. If the Partnership abandons or fails to actively pursue the filing of the IPO Registration Statement during this period in the reasonable judgment of Alerian and Swank, the Partnership shall file the Shelf Registration Statement with the Commission within 60 days after receipt of written notice from Alerian and Swank. The Partnership shall use its commercially reasonable efforts to cause such Shelf Registration Statement to be declared effective by the Commission within 210 days after the initial filing of the Shelf Registration Statement, provided that sales pursuant to the Shelf Registration Statement shall be subject to the restrictions in Section 2(d)(iv) to the extent applicable. Any Shelf Registration Statement shall provide for the resale from time to time, and pursuant to any method or combination of methods legally available by the Holders of any and all Registrable Securities. Subject to the other provisions of this Agreement, the Partnership shall cause the Shelf Registration Statement filed pursuant to this Section 2(a)(i) to be continuously effective, supplemented and amended to the extent necessary to ensure that it is available for the resale of all Registrable Securities by the Holders and that it conforms in all material respects to the requirements of the Securities Act during the entire period beginning on the date the Shelf Registration Statement is first declared effective under the Securities Act and ending on the date on which all Registrable Securities have ceased to be Registrable Securities (the "Effectiveness Period"). The Partnership may exclude Registrable Shares from a Shelf Registration Statement if required by the Commission in order for the Commission to declare the Shelf



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

     Registration Statement effective. Each such excluded Registrable Security shall be referred to herein as an "Excluded Registrable Security" from the date of effectiveness of the initial Shelf Registration Statement to but not including the earliest of the date (A) such Excluded Registrable Security is no longer a Registrable Security as defined herein, (B) such Excluded Registrable Security is included in an effective Shelf Registration Statement or an effective Piggyback Registration Statement or
     (C) such Excluded Registrable Security is transferred pursuant to Section 2(f) hereof. Subject to the provisions of this Agreement, the Partnership shall use its commercially reasonable efforts to file and have declared effective a subsequent Shelf Registration Statement that includes the Registrable Shares excluded from the initial Shelf Registration Statement at such time as it may do so in accordance with the Securities Act as interpreted by the Commission. Except with respect to the time periods for filing and effectiveness, any such subsequent Shelf Registration Statement shall be subject to the same provisions of this Agreement as the initial Shelf Registration Statement.

          (ii) S-3 Registration Statement. The Partnership may, at any time it is eligible to do so, file a post-effective amendment on Form S-3 to the Shelf Registration Statement on Form S-1 (the "S-3 Shelf Registration Statement") for the resale of any then existing Registrable Securities or in any such other manner as is preferred or permitted by the Commission to convert the Shelf Registration Statement to an S-3 Shelf Registration Statement. Upon the effectiveness of the S-3 Shelf Registration Statement, all references to the Shelf Registration Statement in this Agreement shall then automatically be deemed to be a reference to the S-3 Shelf Registration Statement.

     (b) Delay in Effectiveness of Shelf Registration Statement; Certain Suspensions.

          (i) If the Partnership fails to file the Shelf Registration Statement with the Commission within the period specified in Section 2(a)(i), then each Holder will be entitled to a payment, as liquidated damages and not a penalty, of the Liquidated Damages Amount for each Registrable Security held by such Holder and not then included in an effective Piggyback Registration Statement, for a period beginning on the day after the deadline for filing the Shelf Registration Statement and lasting until such time as the Shelf Registration Statement is filed.

          (ii) If the Shelf Registration Statement does not become or is not declared effective within the period specified in Section 2(a)(i), then each Holder will be entitled to a payment, as liquidated damages and not a penalty, of the Liquidated Damages Amount for each Registrable Security held by such Holder and not then included in an effective Piggyback Registration Statement, for the period beginning on day after such deadline for effectiveness of the Shelf Registration Statement and lasting until such time as the Shelf Registration Statement is declared effective.

          (iii) Subject to Section 2(f), if the Partnership excludes Excluded Registrable Securities from the initial Shelf Registration Statement as provided in Section 2(a)(i), then each Holder of Excluded Registrable Securities will be entitled to a payment, as liquidated damages and not a penalty, of the Liquidated Damages Amount for each Excluded Registrable Security held by such Holder for the period beginning on the date



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

     of effectiveness of the Shelf Registration Statement to but not including the day such Excluded Registrable Security is no longer an Excluded Registrable Security.

          (iv) If the Holders shall be prohibited from selling their Registrable Securities (excluding Excluded Registrable Securities) under the Shelf Registration Statement as a result of a Suspension Notice given by the Partnership in accordance with Section 5 for a period in excess of the periods permitted therein, then each Holder will be entitled to a payment, as liquidated damages and not as a penalty, of the Liquidated Damages Amount for each Registrable Security (excluding each Excluded Registrable Security) held by such Holder for a period beginning on the first date upon which the suspension period exceeded the permitted period and lasting to but excluding the day an End of Suspension Notice is delivered by the Partnership in accordance with Section 5(b).

          (v) If the Shelf Registration Statement is filed and declared effective but, during the Effectiveness Period, shall thereafter cease to be effective or fail to be usable for the resale of Registrable Securities (excluding Excluded Registrable Securities) in accordance with this Agreement, except as permitted in Section 5 (the "Failure Date"), then each Holder will be entitled to a payment, as liquidated damages and not as a penalty, of the Liquidated Damages Amount for each Registrable Security (excluding each Excluded Registrable Security) held by such Holder for a period beginning on the Failure Date and lasting to but excluding the day a post-effective amendment is declared effective by the Commission or supplement or report is filed with the Commission and the Shelf Registration Statement is useable for the resale of Registrable Securities in accordance with this Agreement, unless the Partnership shall cure such failure of such Shelf Registration Statement to be effective or usable within 10 days after such Liquidated Damages Amount begins accruing hereunder, in which event no Liquidated Damages Amount shall be payable as a result of such failure.

          (vi) Notwithstanding any provisions of this Agreement to the contrary, in no event will the aggregate amount of the Liquidated Damages Amount payable to any Holder under this Agreement exceed ten percent (10%) of the amount of the Holder's initial investment in Registrable Securities ("Liquidated Damages Cap"), provided that the Liquidated Damages Cap shall be automatically increased or eliminated without further action by the parties hereto to the extent that such increase or elimination does not, under the then published statements of the Fair Accounting Standards Board (to the extent not challenged or disputed by the Commission), result in (A) the Liquidated Damages Amount payment obligation being accounted for as a derivative instrument rather than a contingent payment obligation under generally accepted accounting principles and the rules and regulations of the Commission or (B) any of the Registrable Securities (whether or not deemed to include the Liquidated Damages Amount payment obligation) being accounted for as interests other than equity interests under generally accepted accounting principles and the rules and regulations of the Commission.

          (vii) The Liquidated Damages Amount shall be paid to each Holder in immediately available funds within 10 Business Days after the end of each such 90-day period. Any payments pursuant to this Section 2(b)(vii) shall constitute the Holders' exclusive remedy for such events.



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

     (c) Public Offering.

          (i) If the Partnership proposes to file (i) a registration statement on Form S-1 or such other form under the Securities Act providing for the public offering of Common Units for its own account for sale to the public in an Underwritten Offering, including an IPO, but other than the Shelf Registration Statement, a registration statement on Form S-4 or Form S-8 promulgated under the Securities Act (or any successor forms thereto), a registration statement for the sale of Common Units issued upon conversion of debt securities or any other form not available for registering the Registrable Securities for sale to the public or (ii) a prospectus supplement to an effective shelf registration statement with respect to an Underwritten Offering of Common Units for its own account (the "Piggyback Registration Statement"), the Partnership will notify each Holder of the proposed filing and afford each Holder an opportunity to include in the Piggyback Registration Statement all or any part of the Registrable Securities then held by such Holder. Each Holder desiring to include in the Piggyback Registration Statement all or part of the Registrable Securities held by such Holder shall, within ten (10) days after receipt of the above-described notice from the Partnership in the case of a filing of a registration statement and within two (2) Business Days after the day of receipt of the above-described notice from the Partnership in the case of a filing of a prospectus supplement to an effective shelf Piggyback Registration Statement with respect to an Underwritten Offering, so notify the Partnership in writing, and in such notice shall inform the Partnership of the number of Registrable Securities such Holder wishes to include in the Piggyback Registration Statement and provide the Partnership with such information with respect to such Holder as shall be reasonably necessary in order to assure compliance with federal and applicable state securities laws. Any election by any Holder to include any Registrable Securities in the Piggyback Registration Statement will not affect the inclusion of such Registrable Securities in the Shelf Registration Statement until such Registrable Securities have been sold under the Piggyback Registration Statement.

          (ii) Right to Terminate Registration. The Partnership shall have the right to terminate or withdraw the Piggyback Registration Statement initiated by it referred to in this Section 2(c) prior to the effectiveness of such registration (or pricing in the event of an Underwritten Offering pursuant to an effective shelf registration statement) whether or not any Holder has elected to include Registrable Securities in such registration.

          (iii) Shelf Registration not Impacted by Piggyback Registration Statement. The Partnership's obligation to file the Shelf Registration Statement pursuant to Section 2(a)(i) hereof shall not be affected by the filing or effectiveness of the Piggyback Registration Statement.

     (d) Underwriting.
         ------------

          (i) Shelf Registration. In the event that one or more Holders elect to dispose of Registrable Securities under the Shelf Registration Statement pursuant to an Underwritten Offering and such Holders reasonably anticipate gross proceeds from such Underwritten Offering of at least $20,000,000, in the aggregate, the Partnership shall take



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

     all such reasonable actions as are requested by the managing underwriter in order to expedite and facilitate the registration and disposition of the Registrable Securities, including the Partnership causing appropriate officers of the Partnership or its Affiliates to participate in a "road show" or similar marketing effort being conducted by such managing underwriter with respect to such Underwritten Offering, provided that the Partnership shall not be required to cause appropriate officers of the Partnership or its Affiliates to participate in a "road show" or similar marketing effort being conducted by such managing underwriter with respect to such Underwritten Offering unless such Holders reasonably anticipate gross proceeds from such Underwritten Offering of at least $30,000,000, and provided, further, that the Partnership shall not be required to cause appropriate officers of the Partnership or its Affiliates to participate in a "road show" with respect to Underwritten Offerings under Shelf Registration Statements more than once in any six month period.

          (ii) Piggyback Registration. If the Registration Statement (or prospectus supplement with respect to an Underwritten Offering pursuant to an effective shelf registration statement) under which the Partnership gives notice under Section 2(c) is for an Underwritten Offering, the Partnership shall so advise the Holders of Registrable Securities. Notwithstanding any other provision of this Agreement, if the managing underwriter(s) determine(s) in good faith that marketing factors require a limitation on the number of securities to be included, then the managing underwriter(s) may exclude securities (including Registrable Securities) from the Piggyback Registration Statement and Underwritten Offering, and any securities included in such Piggyback Registration Statement and Underwritten Offering shall be allocated first, to the Partnership, and second, to each of the Holders requesting inclusion of their Registrable Securities in such Piggyback Registration Statement and other holders of securities of the Partnership other than members of the QRC Group (on a pro rata basis based on the total number of Common Units then held by each such Holder of Common Units who is requesting inclusion), and third, to members of the QRC Group; provided, however, that the number of Registrable Securities to be included in the Piggyback Registration Statement shall not be reduced unless all other securities of the Partnership held by (i) officers, directors (other than Affiliates of Holders), other employees of the Partnership and consultants; and (ii) members of the QRC Group, are first entirely excluded from the Underwritten Offering and registration.

          (iii) General Procedures. The right of any such Holder's Registrable Securities to be included in a Shelf Registration Statement pursuant to
     Section 2(d)(i) or a Piggyback Registration Statement pursuant to Section 2(d)(ii) shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter(s) selected for such underwriting and complete and execute any questionnaires, powers of attorney, indemnities, securities escrow agreements and other documents reasonably required under the terms of such underwriting, and furnish to the Partnership such information as the Partnership may reasonably request in writing for inclusion in the Piggyback Registration Statement or Shelf Registration Statement, as the case may be;



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

     provided, however, that no Holder shall be required to make any representations or warranties to or agreements with the Partnership or the underwriters other than representations, warranties or agreements regarding such Holder, its holdings and such Holder's intended method of distribution and any other representation required by law.

          (iv) Market Stand-Off. Regardless of whether a Holder elects to include Registrable Securities in an Underwritten Offering, each Holder of Registrable Securities hereby agrees that it shall not, to the extent requested by the Partnership or an underwriter of securities of the Partnership, directly or indirectly sell, offer to sell (including without limitation any short sale or hedging or similar transaction with the same economic effect as a sale), grant any option or otherwise transfer or dispose of any Registrable Securities or other securities of the Partnership or any securities convertible into or exchangeable or exercisable for Common Units of the Partnership then owned by such Holder (other than to donees, partners or members of the Holder who agree to be similarly bound) for a period not to exceed 75 days following the effective date of a registration statement for an Underwritten Offering or the date of a prospectus supplement filed with the Commission with respect to the pricing of an Underwritten Offering, other than the sale or distribution of Registrable Securities in such Underwritten Offering; provided, however, that:

               (A) the QRC Group and all executive officers and directors of the Partnership then holding Common Units of the Partnership or securities convertible into or exchangeable or exercisable for Common Units of the Partnership enter into similar agreements; and

               (B) the Holders shall be allowed any concession or proportionate release allowed to the QRC Group or any officer or director that entered into similar agreements (with such proportion being determined by dividing the number of Common Units being released with respect to the QRC Group or such officer or director by the total number of issued and outstanding Common Units held by the QRC Group or such officer or director); provided, that nothing in this Section 2(d)(iv)(B) shall be construed as a right to proportionate release for the QRC Group or the executive officers and directors of the Partnership upon the expiration of the period applicable to all Holders other than the QRC Group or the executive officers and directors of the Partnership.

In order to enforce the foregoing covenant, the Partnership shall have the right to place restrictive legends on the certificates representing the securities subject to this Section 2(d)(iv) and to impose stop transfer instructions with respect to the Registrable Securities and such other securities of each Holder (and the securities of every other Person subject to the foregoing restriction) until the end of such period.

          (v) Withdrawal. If any Holder disapproves of the terms of an Underwritten Offering, such Holder may elect to withdraw therefrom by written notice to the Partnership and the managing underwriter delivered
     (i) prior to the commencement of any marketing efforts for the Underwritten Offering or (ii) at any time up to and including the time of pricing of the Underwritten Offering if the price to the public at



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     which the Registrable Securities are proposed to sold is (A) less than 95%
     of average closing price of the Common Units during the 10 trading days preceding the fourth trading day prior to commencement of the marketing efforts for the Underwritten Offering, if the Common Units are then publicly traded or (B) less than the lowest price in the initial price range set forth on the cover of the preliminary prospectus for the Underwritten Offering, if the Common Units are not then publicly traded. The Partnership will provide notice to the Holders on the second trading day prior to the date of commencement of marketing efforts and the applicable price or price range determined under the immediately preceding sentence. The Holder may agree to waive this right to withdraw with the Partnership, the underwriters or any custodial agent in any custody agreement and/or power of attorney executed by such Holder in connection with the underwriting. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from such Registration Statement. No such withdrawal shall affect the Partnership's obligation to pay all Registration Expenses, as described in Section 2(e) below.

          (vi) Selection of Underwriter. In connection with any Underwritten Offering under Section 2(d)(i) or 2(d)(ii), the Board of Directors of the Partnership shall have the sole right to select the managing underwriter(s) for each Underwritten Offering, each of which shall be a nationally recognized firm. The Partnership shall advise all Holders of the managing underwriter(s) for each proposed Underwritten Offering.

     (e) Expenses. The Partnership shall pay all Registration Expenses in connection with the registration of the Registrable Securities pursuant to this Agreement. Each Holder participating in a registration pursuant to this Section 2 shall pay all transfer taxes payable by such Holder and bear such Holder's proportionate share (based on the total number of Registrable Securities sold in such registration) of all discounts and commissions payable to underwriters or brokers in connection with a registration of Registrable Securities pursuant to this Agreement.

     (f) Right to Purchase Excluded Registrable Securities. During the period that any Registrable Security is an Excluded Registrable Security, the Partnership shall have the right, upon five Business Days prior written notice to a Holder, to purchase, or to arrange for any third party to purchase in a transaction permitted under applicable securities laws, all or any portion of the Excluded Registrable Securities held by such Holder for cash at a price equal to the average closing price of the Common Units during the 10 trading days preceding the second trading day prior to the date such written notice is given, if the Common Units are then publicly traded, or at a price determined to be the fair market value of the Common Units by the Conflicts Committee of the Board of Directors of the Partnership within 60 days prior to the date such written notice is given, if the Common Units are not then publicly traded. The closing of the purchase and sale shall occur five Business Days after written notice is given by the Partnership. The Holder may refuse to sell such Excluded Registrable Securities in such transaction, in which event the Liquidated Damages Amount shall cease to accrue on such Excluded Registrable Securities as of the date such purchase and sale was otherwise scheduled to close hereunder.

3. RULE 144 REPORTING.

     With a view to making available the benefits of certain rules and regulations of the Commission that may at any time permit the sale of the Registrable Securities to the public without registration, the Partnership agrees to:

     (a) use commercially reasonable efforts to make and keep available adequate current public information, as those terms are understood and defined in Rule 144, at all times after the effective date of the first registration filed by the Partnership for an offering of its securities to the general public;

     (b) use commercially reasonable efforts to file with the Commission in a timely manner all reports and other documents required to be filed by the Partnership under the Securities Act and the Exchange Act (at any time that it is subject to such reporting requirements); and

     (c) so long as a Holder owns any Registrable Securities, to furnish to the Holder promptly upon request (i) a written statement by the Partnership as to its compliance with the reporting requirements of Rule 144 (at any time after ninety (90) days after the effective date of the first registration filed by the Partnership for an offering of its securities to the general public) and of the Securities Act and the Exchange Act (at any time that it is subject to the reporting requirements of the Exchange Act), (ii) a copy of the most recent annual or quarterly report of the Partnership, if any, filed with the Commission, and (iii) such other reports and documents of the Partnership as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such Registrable Securities without registration.

4.    REGISTRATION PROCEDURES.

     (a) In connection with the obligations of the Partnership with respect to any registration pursuant to this Agreement, (x) the Partnership shall use its commercially reasonable efforts to effect or cause to be effected the registration of the Registrable Securities under the Securities Act to permit the sale of such Registrable Securities by the Holder or Holders in accordance with the Holder's or Holders' intended method or methods of distribution, and
(y) the Partnership shall:

          (i) Prepare and file with the Commission a Registration Statement and use its commercially reasonable efforts to cause such Registration Statement to become effective as soon as practicable after filing and to remain effective, subject to Section 2(c)(ii) and Section 5 hereof, until the earlier of (1) such time as all Registrable Securities covered thereby have been sold pursuant to the Registration Statement or in accordance with Rule 144 or (2) there are no Registrable Securities outstanding;

          (ii) subject to Section 4(a)(vii), and Section 5 hereof, (1) prepare and file with the Commission such amendments and post-effective amendments to each such Registration Statement as may be necessary to keep such Registration Statement effective for the period described in Section 4(a)(i) hereof; (2) cause each Prospectus contained therein to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 or any similar rule that may be adopted under the Securities Act; and (3) amend or supplement each such Registration Statement to include the Partnership's quarterly and annual financial information and other material developments (until the Partnership is eligible to incorporate such information by reference into the Registration Statement), during which time sales of the Registrable Securities under the Registration Statement will be suspended until such amendment or supplement is filed and, in the case of an amendment, is effective;

          (iii) furnish to the Holders, without charge, as many copies of each Prospectus, including each preliminary Prospectus, if any, and any amendment or supplement thereto and such other documents as such Holder may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Securities;

          (iv) use its commercially reasonable efforts to register or qualify, or obtain exemption from registration or qualification for, all Registrable Securities by the time the applicable Registration Statement is declared effective by the Commission under all applicable state securities or blue sky laws of such jurisdictions in the United States as any Holder of Registrable Securities covered by a Registration Statement shall reasonably request in writing, keep each such registration or qualification or exemption effective during the period such Registration Statement is required to be kept effective pursuant to Section 4(a)(i) and do any and all other acts and things that may be reasonably necessary or advisable to enable such Holder to consummate the disposition in each such jurisdiction of such Registrable Securities owned by such Holder; provided, however, that the Partnership shall not be required to (1) qualify generally to do business in any jurisdiction or to register as a broker or dealer in such jurisdiction where it would not otherwise be required to qualify but for this Section 4(a)(iv) and except as may be required by the Securities Act,
     (2) subject itself to taxation in any such jurisdiction, or (3) submit to the general service of process in any such jurisdiction;

          (v) notify each Holder promptly and, if requested by any Holder, confirm such advice in writing (1) when a Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective, (2) of the issuance by the Commission or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (3) of any request by the Commission or any other federal, state or foreign governmental authority for amendments or supplements to a Registration Statement or related Prospectus or for additional information, and (4) of the happening of any event during the period a Registration Statement is effective as a result of which such Registration Statement or the related Prospectus or any document incorporated by reference therein contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading (which notice may be in the form of a Suspension Notice under Section 5(b) hereof);

          (vi) except as provided in Section 5, use commercially reasonable efforts to obtain the withdrawal of any order enjoining or suspending the use or effectiveness of a Registration Statement or suspending of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as promptly as reasonably practicable;

          (vii) except as provided in Section 5, upon the occurrence of any event contemplated by Section 4(a)(v)(4) hereof, use its commercially reasonable efforts to promptly prepare a supplement or post-effective amendment to a Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (viii) in the case of an Underwritten Offering, use its commercially reasonable efforts to furnish to the underwriters a signed counterpart, addressed to the underwriters, of: (1) an opinion of counsel for the Partnership, dated the date of each closing under the underwriting agreement, in customary form and reasonably satisfactory to the underwriters; and (2) a "comfort" letter, dated the effective date of such Registration Statement and the date of each closing under the underwriting agreement, signed by the independent registered public accounting firm that has certified the Partnership's financial statements included in such Registration Statement, covering substantially the same matters with respect to such Registration Statement (and the Prospectus included therein) and with respect to events subsequent to the date of such financial statements, as are customarily covered in accountants' letters delivered to underwriters in underwritten public offerings of securities and such other financial matters as the underwriters may reasonably request;

          (ix) in the case of an Underwritten Offering, enter into an underwriting agreement in customary form with the underwriters and take all other action required thereunder in order to expedite or facilitate the distribution of the Registrable Securities included in such Registration Statement and make representations and warranties to the underwriters in such form and scope as are customarily made by issuers to underwriters in such underwritten offerings and confirm the same to the extent customary if and when requested;

          (x) make available for inspection by representatives of the Holders and the representative of any underwriters participating in any disposition pursuant to a Registration Statement and any special counsel or accountants retained by such Holders or underwriters, all financial and other records, pertinent corporate documents and properties of the Partnership and cause the respective officers, directors and employees of the Partnership to supply all information reasonably requested by any such representatives, the representative of the underwriters, counsel thereto or accountants in connection with a Registration Statement; provided, however, that such records, documents or information that the Partnership determines, in good faith, to be confidential and notifies such representatives, representative of the underwriters, counsel thereto or accountants are confidential shall not be disclosed by the representatives, representative of the underwriters, counsel thereto or accountants unless (1) the disclosure of such records, documents or information is necessary to avoid or correct a misstatement or omission in a Registration Statement or Prospectus, (2) the release of such records, documents or information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, or (3) such records, documents or information have been generally made available to the public;

          (xi) if the Partnership is already publicly listed or traded, use its commercially reasonable efforts to list or include all Registrable Securities on the primary national securities exchange or inter-dealer quotation system on which similar securities issued by the Partnership are then listed or traded, or if the Partnership is not already publicly listed but the Partnership meets the criteria for listing on such exchange or market, use its commercially reasonable efforts to list or include the Common Units on the New York Stock Exchange, The Nasdaq Global Market or the Nasdaq Global Select Market (as soon as practicable), as selected by the Partnership, including seeking to cure in its listing or inclusion application any deficiencies cited by the exchange or market, and thereafter maintain the listing on such exchange;

          (xii) from and after the effective date of the first registration filed by the Partnership for an offering of its securities to the general public, prepare and file all documents and reports required by the Exchange Act and, to the extent the Partnership's obligation to file such reports pursuant to Section 15(d) of the Exchange Act expires prior to the expiration of the effectiveness period of the Registration Statement as required by Section 4(a)(i) hereof, the Partnership shall voluntarily file such reports pursuant to Section 15(d) of the Exchange Act through the effectiveness period required by Section 4(a)(i) hereof;

          (xiii) provide a CUSIP number for all Registrable Securities, not later than the effective date of the Registration Statement;

          (xiv) (1) otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and (2) make generally available to its securityholders, as soon as reasonably practicable, earnings statements covering at least 12 months that satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 (or any similar rule promulgated under the Securities Act ) thereunder;

          (xv) provide and cause to be maintained a registrar and transfer agent for all Registrable Securities covered by any Registration Statement from and after a date not later than the effective date of such Registration Statement;

          (xvi) in connection with any sale or transfer of the Registrable Securities (whether or not pursuant to a Registration Statement) that will result in the securities being delivered no longer being Registrable Securities, cooperate with the Holders and the representative of the underwriters, if any, to facilitate the timely preparation and delivery of any certificates representing the Registrable Securities to be sold, which certificates shall not bear any transfer restrictive legends (other than as required by the Partnership's governing documents) and to enable such Registrable Securities to be in such denominations and registered in such names as the representative of the underwriters, if any, or the Holders may request at least two (2) Business Days prior to any sale of the Registrable Securities, provided that such Holder shall have provided the Partnership with any documents that are reasonably requested by the Partnership; and

     (b) The Partnership may require, and it shall be a condition precedent to the obligations of the Partnership to take any action pursuant to Section 2, with respect to the Registrable Securities of any selling Holder, that each selling Holder furnish to the Partnership such information regarding itself, the Registrable Securities held by it and the intended method of disposition of such securities as shall be required to effect the registration of its Registrable Securities. In addition, if requested by the Partnership or the representative of the underwriters of securities of the Partnership, each Holder shall provide, within ten (10) days of such request, such information as may be required by the Partnership or such representative in connection with the completion of any public offering of the Partnership's securities pursuant to a Registration Statement filed under the Securities Act. Each Holder further agrees to furnish promptly to the Partnership in writing all information required from time to time to make the information previously furnished by such Holder not misleading. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

     (c) Each Holder agrees that, upon receipt of any notice from the Partnership of the happening of any event of the kind described in Sections 4(a)(v)(3) or 4(a)(v)(4) hereof, such Holder will immediately discontinue disposition of Registrable Securities pursuant to a Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus. If so directed by the Partnership, such Holder will deliver to the Partnership (at the expense of the Partnership) all copies in its possession, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.

     (d) The Partnership agrees that, unless it obtains the prior consent of Holders of a majority of the Registrable Securities that are registered under a Registration Statement at such time or the consent of the managing underwriter in connection with any Underwritten Offering of Registrable Securities, it will not make any offer relating to the Common Units that would constitute an "issuer free writing prospectus," as defined in Rule 433, or that would otherwise constitute a "free writing prospectus," as defined in Rule 405 (an "Issuer Free Writing Prospectus"), required to be filed with the Commission. Each Holder represents and agrees that, unless it obtains the prior consent of the Partnership and any such underwriter, it will not make any offer relating to the Common Units that would constitute an Issuer Free Writing Prospectus.

5.    BLACK-OUT PERIOD.

     (a) Anything in this Agreement to the contrary notwithstanding, subject to the provisions of this Section 5 following the effectiveness of a Registration Statement, the Partnership may direct the Holders in accordance with Section 5(b) to suspend sales of the Registrable Securities pursuant to a Registration Statement for such times as the Partnership reasonably may determine is necessary and advisable (but for no more than an aggregate of one-hundred (120) days in any rolling twelve (12)-month period commencing on the Closing Date

(provided that no more than sixty (60) days of such one hundred twenty (120) days may be as a result of the following events (after excluding the days between the filing of any post-effective amendment to a registration statement with the Commission as a result of such events through the day such post-effective amendment is declared effective)) or for more than sixty (60) days in any rolling 90-day period as a result of such events (after excluding the days between the filing of any post-effective amendment to a registration statement with the Commission as a result of such events through the day such post-effective amendment is declared effective), if any of the following events shall occur: (i) a majority of the members of the Board of Directors of the Partnership shall have determined in good faith that (1) the offer or sale of any Registrable Securities would materially impede, delay or interfere with any proposed acquisition, merger, tender offer, business combination, corporate reorganization, consolidation or other significant transaction involving the Partnership, (2) after the advice of counsel, the sale of Registrable Securities pursuant to the Registration Statement would require disclosure of non-public material information not otherwise required to be disclosed under applicable law, and (3) either (x) the Partnership has a bona fide business purpose for preserving the confidentiality of such transaction, (y) disclosure would have a material adverse effect on the Partnership or the Partnership's ability to consummate such transaction, or (z) the proposed transaction renders the Partnership unable to comply with Commission requirements; (ii) a majority of the members of the Board of Directors of the Partnership shall have determined in good faith that (1) the Prospectus included in the Registration Statement contains a material misstatement or omission as a result of an event that has occurred and is continuing; and (2) the disclosure of this material non-public information would be detrimental to the Partnership; (iii) a majority of the members of the Board of Directors of the Partnership shall have determined in good faith, after the advice of counsel, that it is required by law, rule or regulation to supplement the Registration Statement or file a post-effective amendment to the Registration Statement in order to incorporate information into the Registration Statement for the purpose of (1) including in the Registration Statement any Prospectus required under Section 10(a)(3) of the Securities Act;
(2) reflecting in the Prospectus included in the Registration Statement any facts or events arising after the effective date of the Registration Statement (or of the most-recent post-effective amendment) that, individually or in the aggregate, represents a fundamental change in the information set forth therein; or (3) including in the Prospectus included in the Registration Statement any material information with respect to the plan of distribution not disclosed in the Registration Statement or any material change to such information; or (iv) a majority of the members of the Board of Directors of the Partnership shall have determined to convert the Shelf Registration Statement to an S-3 Shelf Registration Statement. In addition, the Partnership may direct the Holders in accordance with Section 5(b) to suspend sales of the Registrable Securities pursuant to a Registration Statement from time to time under Section 4(a)(ii) and Section 4(c) hereof. Upon the occurrence of any such suspension under clauses (iii) or (iv), the Partnership shall use its commercially reasonable efforts to cause the Registration Statement to become effective or to promptly amend or supplement the Registration Statement on a post-effective basis or to take such action as is necessary to make resumed use of the Registration Statement compatible with the Partnership's best interests, as applicable, so as to permit the Holders to resume sales of the Registrable Securities as soon as reasonably practicable.

     (b) In the case of an event that causes the Partnership to suspend the use of a Registration Statement (a "Suspension Event"), the Partnership shall give written notice (a "Suspension Notice") to the Holders to suspend sales of the Registrable Securities. The Holders shall not effect any sales of the Registrable Securities pursuant to such Registration Statement (or such filings) at any time after it has received a Suspension Notice from the Partnership and prior to receipt of an End of Suspension Notice (as defined below). If so directed by the Partnership, each Holder will deliver to the Partnership (at the expense of the Partnership) all copies other than permanent file copies then in such Holder's possession of the Prospectus covering the Registrable Securities at the time of receipt of the Suspension Notice. The Holders may recommence effecting sales of the Registrable Securities pursuant to the Registration Statement (or such filings) following further notice to such effect (an "End of Suspension Notice") from the Partnership, which End of Suspension Notice shall be given by the Partnership to the Holders in the manner described above promptly following the conclusion of any Suspension Event and its effect. The Partnership shall not be required to specify in the written notice to the Holders the nature of the event giving rise to the suspension period. Holders hereby agree to hold in confidence any communications in response to a notice of, or the existence of any fact or any event giving rise to the suspension period.

     (c) Notwithstanding any provision herein to the contrary, if the Partnership shall give a Suspension Notice pursuant to this Section 5, the Partnership agrees that it shall extend the period of time during which the applicable Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from the date of receipt by the Holders of the Suspension Notice to and including the date of receipt by the Holders of the End of Suspension Notice and copies of the supplemented and amended Prospectus necessary to resume sales.

6.    INDEMNIFICATION AND CONTRIBUTION.

     (a) The Partnership agrees to indemnify and hold harmless (i) each Holder of Registrable Securities and any underwriter (as determined in the Securities
Act) for such Holder, (ii) each Person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act), any such Person described in clause (i) (any of the Persons referred to in this clause (ii) being hereinafter referred to as a "Controlling Person"), and (iii) the respective officers, directors, partners, members, employees, representatives and agents of any such Person or any Controlling Person (any Person referred to in clause (i), (ii) or (iii) may hereinafter be referred to as a "Purchaser Indemnitee"), to the fullest extent lawful, from and against any and all losses, claims, damages, judgments, actions, reasonable out-of-pocket expenses, and other liabilities (the "Liabilities"), including without limitation and as incurred, reimbursement of all reasonable out-of-pocket costs of investigating, preparing, pursuing or defending any claim or action, or any investigation or proceeding by any governmental agency or body, commenced or threatened, including the reasonable fees and expenses of counsel to any Purchaser Indemnitee to the extent provided herein, joint or several, directly or indirectly related to, based upon, arising out of or in connection with any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus (as amended or supplemented if the Partnership shall have furnished to such Purchaser Indemnitee any amendments or supplements thereto), or any Issuer Free Writing Prospectus (or any amendment or supplement thereto), or any preliminary Prospectus or any other document prepared by or with the Partnership for use in selling the securities, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such

Liabilities arise out of or are based upon (i) any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Purchaser Indemnitee furnished to the Partnership or any underwriter in writing by such Purchaser Indemnitee expressly for use therein, or (ii) any sales by any Holder after the delivery by the Partnership to such Holder of a Suspension Notice and before the delivery by the Partnership of an End of Suspension Notice. The Partnership shall notify the Holders promptly of the institution, threat or assertion of any claim, proceeding (including any governmental investigation), or litigation of which it shall have become aware in connection with the matters addressed by this Agreement which involves the Partnership or a Purchaser Indemnitee. The indemnity provided for herein shall remain in full force and effect regardless of any investigation made by or on behalf of any Purchaser Indemnitee.

     (b) In connection with any Registration Statement in which a Holder of Registrable Securities is participating, such Holder agrees, severally and not jointly, to indemnify and hold harmless the Partnership, each Person who controls the Partnership within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act and the respective officers, directors, partners, members, employees, representatives and agents of such Person or Controlling Person to the same extent as the foregoing indemnity from the Partnership to each Purchaser Indemnitee, but only with reference to (i) untrue statements or omissions or alleged untrue statements or omissions made in reliance upon and in strict conformity with information relating to such Holder furnished to the Partnership in writing by such Holder expressly for use in any Registration Statement or Prospectus, any amendment or supplement thereto, any Issuer Free Writing Prospectus (or any amendment or supplement thereto) or any preliminary Prospectus or (ii) any sales by such Holder after the delivery by the Partnership to such Holder of a Suspension Notice and before the delivery by the Partnership of an End of Suspension Notice. The liability of any Holder pursuant to this subsection shall in no event exceed the gross proceeds received by such Holder from sales of Registrable Securities giving rise to such obligations.

     (c) If any Proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Person in respect of which indemnity may be sought pursuant to subsection (a) or (b) above, such Person (the "Indemnified Party") shall promptly notify the Person against whom such indemnity may be sought (the "Indemnifying Party"), in writing of the commencement thereof (but the failure to so notify an Indemnifying Party shall not relieve it from any liability which it may have under this Section 6, except to the extent the Indemnifying Party is materially prejudiced by the failure to give notice), and the Indemnifying Party shall be entitled to assume the defense thereof and retain counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party and any others the Indemnifying Party may reasonably designate in such proceeding and shall pay the reasonable fees and expenses actually incurred by such counsel related to such proceeding. Notwithstanding the foregoing, in any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party, unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed in writing to the contrary, (ii) the Indemnifying Party failed within a reasonable time after notice of commencement of the action to assume the defense and employ counsel reasonably satisfactory to the Indemnified Party, (iii) the Indemnifying Party and its counsel do not actively and vigorously pursue the defense of such action or (iv) the named parties to any such action (including any impleaded parties), include both such Indemnified Party and the Indemnifying Party, or any Affiliate of the Indemnifying Party, and such Indemnified Party shall have been reasonably advised by counsel that, either (x) there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnifying Party or such Affiliate of the Indemnifying Party or (y) a conflict may exist between such Indemnified Party and the Indemnifying Party or such Affiliate of the Indemnifying Party (in which case the Indemnifying Party shall not have the right to assume nor direct the defense of such action on behalf of such Indemnified Party, it being understood, however, that the Indemnifying Party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel), for all such Indemnified Parties, which firm shall be designated in writing by those Indemnified Parties who sold a majority of the Registrable Securities sold by all such Indemnified Parties and any such separate firm for the Partnership, the directors, the officers and such control Persons of the Partnership as shall be designated in writing by the Partnership). The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, but if settled with such consent or if there is a final judgment for the plaintiff, the Indemnifying Party agrees to indemnify any Indemnified Party from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, which consent shall not be unreasonably withheld, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such proceeding.

     (d) If the indemnification provided for in subsections (a) and (b) of this
Section 6 is for any reason held to be unavailable to an Indemnified Party in respect of any Liabilities referred to therein (other than by reason of the exceptions provided therein) or is insufficient to hold harmless a party indemnified thereunder, then each Indemnifying Party under such subsections, in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Liabilities
(i) in such proportion as is appropriate to reflect the relative benefits of the Indemnified Party on the one hand and the Indemnifying Party(ies) on the other in connection with the statements or omissions that resulted in such Liabilities, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Indemnifying Party(ies) and the Indemnified Party, as well as any other relevant equitable considerations. The relative fault of the Partnership on the one hand and any Purchaser Indemnitees on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Partnership or by such Purchaser Indemnitees and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     (e) The parties agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation (even if such Indemnified Parties were treated as one entity for such purpose), or by any other method of allocation that does not take account of the equitable considerations referred to in
Section 6(d) above. The amount paid or payable by an Indemnified Party as a result of any Liabilities referred to in Section 6(d) shall be deemed to include, subject to the limitations set forth above, any reasonable out-of-pocket legal or other expenses actually incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6, in no event shall a Purchaser Indemnitee be required to contribute any amount in excess of the amount by which proceeds received by such Purchaser Indemnitee from sales of Registrable Securities exceeds the amount of any damages that such Purchaser Indemnitee has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. For purposes of this Section 6, each Person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act) a Holder of Registrable Securities shall have the same rights to contribution as such Holder, as the case may be, and each Person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act) the Partnership, and each officer, director, partner, member, employee, representative and agent of the Partnership shall have the same rights to contribution as the Partnership. Any party entitled to contribution will, promptly after receipt of notice of commencement of any Proceeding against such party in respect of which a claim for contribution may be made against another party or parties, notify each party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this
Section 6 or otherwise, except to the extent that any party is materially prejudiced by the failure to give notice. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act), shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

     (f) The indemnity and contribution agreements contained in this Section 6 will be in addition to any liability which the Indemnifying Parties may otherwise have to the Indemnified Parties referred to above. The Purchaser Indemnitees' obligations to contribute pursuant to this Section 6 are several in proportion to the respective number of securities sold by each of the Purchaser Indemnitees hereunder and not joint.

7.    LIMITATIONS ON SUBSEQUENT REGISTRATION RIGHTS.

     From and after the date of this Agreement, the Partnership shall not, without the prior written consent of Holders beneficially owning not less than two-thirds (2/3) of the then outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Partnership that would grant such holder registration rights senior to those granted to the Holders hereunder.

8.    MISCELLANEOUS.

     (a) Remedies. In the event of a breach by the Partnership of any of its obligations under this Agreement, each Holder, in addition to being entitled to exercise all rights provided herein, or granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. Subject to Section 6, the Partnership agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

     (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given, without the written consent of the Partnership and Holders beneficially owning not less than two-thirds (2/3) of the then outstanding Registrable Securities. No amendment shall be deemed effective unless it applies uniformly to all Holders. Notwithstanding the foregoing, a waiver or consent to or departure from the provisions hereof with respect to a matter that relates exclusively to the rights of a Holder whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders may be given by such Holder; provided that the provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence.

     (c) Notices. All notices and other communications, provided for or permitted hereunder shall be made in writing by delivered by facsimile (with receipt confirmed), overnight courier or registered or certified mail, return receipt requested, or e-mail (if an e-mail address is provided by a Holder):

          (i) if to a Holder, at the most current address given by the transfer agent and registrar of the Common Units to the Partnership (or, if more recent, at an address contained in a written notice from the Holder); and

          (ii) if to the Partnership at the offices of the Partnership at:

               Quest Midstream Partners, L.P.
               9520 North May Avenue, Suite 300
               Oklahoma City, OK 73120
               Attention:  President
               (facsimile:  405-840-9897)

     (d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties hereto. The rights to cause the Partnership to register Registrable Securities pursuant to this Agreement may be assigned by a Holder to a transferee or assignee of Registrable Securities that (a) is a subsidiary, parent, general partner, limited partner, retired partner, member or retired member, or shareholder of a Holder, (b) is a Holder's family member or trust for the benefit of an individual Holder, (c) acquires at least 175,000 Registrable Securities (as adjusted for splits and combinations); or (d) is an Affiliate of such Holder, provided, however, that such transfer shall not be effective for purposes of this Agreement until (i) the transferor shall furnish to the Partnership written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned and (ii) such transferee shall agree to be subject to all restrictions set forth in this Agreement. Each Holder agrees that any transferee of any Registrable Securities shall be bound by
Section 4(b) and Section 7, whether or not such transferee expressly agrees to be bound.

     (e) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     (f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     (g) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF DELAWARE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

     (h) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties hereto that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

     (i) Entire Agreement. This Agreement, together with the Purchase Agreement, is intended by the parties hereto as a final expression of their agreement, and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein.

     (j) Registrable Securities Held by the Partnership or Certain Affiliates. Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Partnership or any subsidiary of the Partnership or any member of the QRC Group or any of its or their Affiliates shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

     (k) Adjustment for Splits, etc. Wherever in this Agreement there is a reference to a specific number of securities with respect to any Registrable Securities, then upon the occurrence of any subdivision, combination, or security dividend of such securities, the specific number of securities with respect to any Registrable Securities so referenced in this Agreement shall automatically be proportionally adjusted to reflect the effect on the outstanding securities of such class or series by such subdivision, combination, or security dividend.

     (l) Legend. The Partnership shall have the right to place a legend on each certificate representing securities subject to this Agreement to the effect that the holder thereof, by its acceptance thereof, will be deemed to have agreed to be bound by the provisions of this Agreement.

     (m) Survival. This Agreement is intended to survive the consummation of the transactions contemplated by the Purchase Agreement. The indemnification and contribution obligations under Section 6 of this Agreement shall survive the termination of the Partnership's obligations under Section 2 of this Agreement.

     (n) Attorneys' Fees. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the prevailing party, as determined by the court or arbitrator(s), as the case may be, shall be entitled to recover its reasonable attorneys' fees in addition to any other available remedy.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.



                               THE PARTNERSHIP:


                               QUEST MIDSTREAM PARTNERS, L.P.

                               By: QUEST RESOURCES GP, LLC,
                                   its general partner

                               By:    /s/ Jerry D. Cash
                                      ----------------------------------------
                               Name:  Jerry D. Cash
                               Title: Chief Executive Officer





                               INVESTORS:


                               ALERIAN OPPORTUNITY PARTNERS IV, LP

                               By: ALERIAN OPPORTUNITY
                                   ADVISORS IV, LLC
                                   its general partner

                               By: /s/ Gabriel Hammond
                                   -------------------------------------------
                                   Name:  Gabriel Hammond
                                   Title: Managing Member

                               Address for Notice:

                               Alerian Capital Management
                               45 Rockefeller Plaza, 20th Floor
                               New York, NY 10111

                               SWANK MLP CONVERGENCE FUND, LP

                               By:  SWANK ENERGY INCOME ADVISORS,
                                    L.P.
                                    its general partner

                               By:  SWANK CAPITAL, LLC
                                    its general partner

                               By:  /s/ Jerry V. Swank
                                    ------------------------------------------
                                    Name:  Jerry V. Swank
                                    Title: Manager

                               Address for Notice:

                               Swank Capital, LLC
                               Oak Lawn Ave, Suite 650
                               Dallas, TX 75219


                               SWANK INVESTMENT PARTNERS, LP

                               By:  SWANK ENERGY INCOME ADVISORS,
                                    L.P.
                                    its general partner

                               By:  SWANK CAPITAL, LLC
                                    its general partner

                               By:  /s/ Jerry V. Swank
                                    ------------------------------------------
                                    Name:  Jerry V. Swank
                                    Title: Manager

                               Address for Notice:

                               Swank Capital, LLC
                               Oak Lawn Ave, Suite 650
                               Dallas, TX 75219

                               THE CUSHING MLP OPPORTUNITY FUND I,
                               LP

                               By:  CARBON COUNTY PARTNERS, LP
                                    its general partner

                               By:  CARBON COUNTY GP I, LLC
                                    its general partner

                               By:  /s/ Jerry V. Swank
                                    -----------------------------------------
                                    Name:  Jerry V. Swank
                                    Title: Manager

                               Address for Notice:

                               Swank Capital, LLC
                               Oak Lawn Ave, Suite 650
                               Dallas, TX 75219


                               THE CUSHING GP STRATEGIES FUND, LP

                               By:  CARBON COUNTY PARTNERS, LP
                                    its general partner

                               By:  CARBON COUNTY GP I, LLC
                                    its general partner

                               By:  /s/ Jerry V. Swank
                                    -----------------------------------------
                                    Name:  Jerry V. Swank
                                    Title: Manager

                               Address for Notice:

                               Swank Capital, LLC
                               Oak Lawn Ave, Suite 650
                               Dallas, TX 75219

                               TORTOISE CAPITAL RESOURCES
                               CORPORATION

                               By:    /s/ David J. Schulte
                                      ---------------------------------------
                               Name:  David J. Schulte
                               Title: President

                               Address for Notice:

                               Tortoise Capital Resources
                               Corporation
                               10801 Mastin Blvd., Suite 222
                               Overland Park, KS 66210


                               HUIZENGA OPPORTUNITY
                               PARTNERS, LP

                               By:  HUIZENGA OPPORTUNITY PARTNERS
                                    GP, LLC
                                    its General Partner

                               By:  /s/ Ronald G. Kenny
                                    -----------------------------------------
                                    Name:  Ronald G. Kenny
                                    Title: Manager

                               Address for Notice:

                               c/o Huizenga Capital Management
                               2215 York Road, Suite 500
                               Oak Brook, IL  60523


                               HCM ENERGY HOLDINGS, LLC

                               By:    /s/ Peter H. Huizenga
                                      ---------------------------------------
                               Name:  Peter H. Huizenga
                               Title: Manager

                               Address for Notice:

                               c/o Huizenga Capital Management
                               2215 York Road, Suite 500
                               Oak Brook, IL 60523